EXHIBIT 99.1
                                                                    ------------


                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Dividend Capital Trust Inc., a Maryland corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Date:    August 29, 2002        By: /s/ Evan H. Zucker
                                         ---------------------------------------
                                         Evan H. Zucker, Chief Executive Officer



     Date:    August 29, 2002        By: /s/ James R. Mulvihill
                                         ---------------------------------------
                                         James R. Mulvihill, Chief Financial
                                         Officer